Sub-Item 77D MS Global Infrastructure Fund

Policies with respect to security investment

Supplement to Registrant's Prospectus, dated March 26, 2010, is incorporated herein by reference to Post-Effective
Amendment No. 33 to the Registration Statement on Form N-1A filed on April 27, 2009, accession number 0001104659-10-016786,
file number: 033-18983.                                   .